Prospectus Supplement	February 17, 2016

Putnam VT Voyager Fund
Prospectus dated April 30, 2015

The sub-section Your fund's management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now Robert Brookby.

Mr. Brookby, who joined the fund in February 2016, has been employed by Putnam Management since 2008 and over the past five years has been employed as a Portfolio Manager.

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